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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  June 17, 2002


                             ASPEN TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)

DELAWARE                                      0-24786            04-2739697

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(State or other jurisdiction of            (Commission        (I.R.S. Employer
incorporation or organization)             File Number)      Identification No.)


                 Ten Canal Park, Cambridge, Massachusetts 02141

              -----------------------------------------------------

              (Address of principal executive office and zip code)


                                 (617) 949-1000

                                 --------------

              (Registrant's telephone number, including area code)

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On June 17, 2002, our board of directors, upon the recommendation of its Audit Committee, dismissed Arthur Andersen LLP as our independent public accountants and engaged Deloitte & Touche LLP, effective immediately, to serve as our independent public accountants for the current fiscal year, which will end on June 30, 2002.

The reports of Arthur Andersen on our consolidated financial statements for each of our last two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were those reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended June 30, 2001 and 2000 and through the date of this current report, (a) there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of Arthur Andersen, would have caused them to make reference to the subject matter in connection with their report on our consolidated financial statements for such years and (b) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

We have provided Arthur Andersen with a copy of the foregoing statements and a copy of this current report. A copy of the letter of Arthur Andersen, dated June 18, 2002, stating its agreement with these statements is included as Exhibit 16 to this current report.

During the years ended June 30, 2001 and 2000 and through the date of this current report, we did not consult with Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of Business Acquired

     Not applicable.

(b)  Pro Forma Financial Information

     Not applicable.

(c)  Exhibits

     Exhibit
     Number         Description
     --------       -----------

       16 Letter dated June 18, 2002 from Arthur Andersen LLP to the Securities and Exchange Commission.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ASPEN TECHNOLOGY, INC.


Dated: June 18, 2002                   By: /s/ Lisa W. Zappala
                                          -----------------------------------
                                          Lisa W. Zappala
                                          Senior Vice President and
                                            Chief Financial Officer